UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman,
CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2015

DATE OF REPORTING PERIOD: January 1, 2015 through June 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Contract Holder,

Welcome to your semiannual report for the six-month period ended June 30, 2015. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

This portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed income securities of U.S. companies without regard to market capitalization. Convertibles combine attributes of stocks and fixed income investments. Through active management, convertible securities may be able to provide the opportunity for participation in the upside of the stock market with the potential for downside resilience when interest rates rise. One other important feature of convertible securities is that they have historically been less vulnerable than traditional fixed income securities when interest rates rise.

Using equities and convertible securities together to pursue lower-volatility equity exposure has been a core competency of Calamos Investments for decades. We believe that the merits of our approach were demonstrated through the semiannual period. During the period, the stock market advanced modestly but markets were often turbulent due to uncertainties about the Federal Reserve’s approach to short-term interest rates, China’s economic health, energy prices, and disagreements among euro zone members.

We also see considerable opportunities for this portfolio, given our overall outlook. More specifically, we believe the U.S. stock market can continue to advance but that volatility will persist due to a range of factors including global geopolitical unknowns. Although the U.S. economy looks set to continue its slow and steady expansion—one that has been supported by gains in employment, good corporate earnings, accommodative policy, and low inflation—the markets may experience periods of shorter-term volatility, due to uncertainty in the euro zone, energy price volatility, and slowing growth in China.

Many investors are worried about what will happen to their investments when the Federal Reserve begins increasing short-term interest rates. While it is impossible to predict the exact timing of interest rate increases, we believe the Fed is likely to begin raising rates before year end. When increases begin, we expect a more measured pace

1

Letter to Contract Owners

with intermittent increases rather than the steady rate increases of the Greenspan-led Fed in the early 2000s, consistent with the current Fed leadership’s commitment to a data-driven and patient approach.

We believe this portfolio is appropriately positioned for an eventual rise in interest rates. Historically, stocks have performed well when interest rates were modestly higher, provided that the economy was also healthy. And as we noted, given convertibles’ historically reduced sensitivity to rising rates, we believe that the portfolio’s convertible holdings should be well positioned versus portfolios that may have higher exposure to traditional fixed income securities.

Additionally, as the investment team discusses at greater length in this report, we see particularly attractive opportunities among growth-oriented companies. We are favoring companies with healthy balance sheets and strong prospects for earnings growth among many other factors. We also seek out companies that are positioned to benefit from cyclical trends or secular growth themes. Cyclical themes are those tied to the economic cycles, such as monetary policy, while secular themes are those linked to demographic trends, such as the expansion of a global middle class. Companies capitalizing from thematic tailwinds may be better positioned to navigate challenging environments.

In closing, thank you for the trust that you have placed in us. It is an honor to help you pursue your financial objectives.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO

2	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

What is the Portfolio’s investment strategy?

Calamos Growth and Income Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio’s investment team attempts to utilize these different securities to strike the appropriate balance of risk and return in terms of optimizing growth and income. As we focus on managing volatility, our goal is for the Portfolio to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility* characteristics.

We believe the Portfolio’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers an investment’s historic volatility versus the market, which is assigned a beta of 1.0. An investment with half the volatility of the market would have a beta of 0.5, while an investment with a beta of 2.0 would have twice the volatility of the market.

Since its inception, the Portfolio has had a beta of 0.72 versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. This tends to offer lower downside capture, which is a critical part of our risk management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the passive benchmark since inception.

What factors influenced performance over the period?

We continue to structure the Portfolio with a combination of common equities and convertible securities. This structure has allowed us to capture the majority of the equity market’s upside with lower overall volatility over full market cycles. Convertible securities are a potential source of diversified, positive alpha† for the strategy and also may provide the benefit of limiting downside equity risk as their fixed-income characteristics work in conjunction with the common equities.

During the six-month period, the Portfolio participated in equity upside and performed generally in line with the market. The Portfolio did not hold a large weighting to the most

*	The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions.
†

Alpha is the measurement of performance on a risk-adjusted basis. A positive alpha shows that performance of a portfolio was higher than expected given the risk. A negative alpha shows that the performance was less than expected given the risk.

SECTOR WEIGHTINGS
Information Technology	22.8%
Financials	16.7
Health Care	15.8
Consumer Discretionary	14.2
Industrials	10.9
Consumer Staples	7.6
Energy	5.4
Utilities	1.9
Materials	1.0
Telecommunication Services	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

3

Investment Team Discussion

equity-sensitive convertible bonds, which led the convertible bond market as equities continued to gain. However, we believe the asymmetric risk/reward characteristics of hybrid or “middle of the road” convertibles are more appealing in managing market volatility.

From an economic sector perspective, the Portfolio’s selection in financials contributed to returns. Specifically, holdings in diversified banks outperformed. We believe that when rates do rise, financial services firms will reap the benefits as interest margins expand, creating more profit. Favorable selection in the information technology sector also added value, with technology hardware, storage and peripherals holdings showing gains. Finally, an overweight position and selection in the consumer discretionary sector added value.

Relative selection in the energy sector proved to be disadvantageous. In particular, holdings in the oil and gas exploration and production industry lagged as the price of oil declined during the period. In addition, while the Portfolio’s selection in the health care sector was positive, it trailed the index return. Specifically, holdings in the pharmaceuticals industry underperformed as more speculative names that were the focus of acquisition talks did well. That said, we uphold our conviction regarding higher-growth and highly innovative companies within the pharmaceuticals, health care equipment and biotechnology industries. We believe these companies offer a desirable combination of growth and quality characteristics founded on strong fundamentals, in addition to a wider opportunity set within the convertible universe.

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 06/30/15

AVERAGE ANNUAL TOTAL RETURN‡ FOR THE PERIOD ENDED 06/30/15

6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
1.13%	2.91%	9.28%	9.71%	6.19%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

‡	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

4	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Portfolio historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the down market was captured by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Portfolio’s participation in up and down markets since its inception.

There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or based on longer-term up- and down-market trends. The chart demonstrates how the Portfolio performed through distinct market periods. In the five major market periods shown, the Portfolio has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Portfolio positioned?

The Portfolio reflects our positive long-term outlook for equities and equity-sensitive securities, including convertible bonds. We invest with the goal of providing the opportunity for upside equity participation along with downside resilience in the event that markets retreat. Within convertible bonds, we favor company structures that offer compelling risk/reward characteristics relative to their underlying common

5

Investment Team Discussion

stocks. At the same time, we remain mindful of risk and adhere to our valuation discipline. We believe a combination of secular and cyclical growth holdings is appropriate at this stage in the economic cycle. Within our framework, we seek to identify companies with sustainable competitive advantages, accelerating fundamentals, growth potential uncaptured by current street estimates, and identifiable catalysts for unlocking value potential. We expect the markets will continue on their upward path, yet at a measured pace, but we also wish to be prepared for periods of spiking volatility in equity and equity-sensitive markets and maintain a focus on risk management.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. We maintain our pro-cyclical stance, given our view that we are in the mid-part of the business cycle with low inflation and moderate global GDP growth. Our research and analysis points us toward opportunities within the technology, financials, health care and consumer discretionary sectors. We believe our holdings should benefit from tailwinds generated by demand for mobility and innovation, financial disintermediation, demographic-supported health care advances, and rising consumption. We believe a fundamentally driven market environment should favor our higher growth approach.

While we have been active in many sectors, absolute and relative changes to the Portfolio have been minor. Among selected changes, we added marginally to the portfolio’s weight in the health care sector, while we slightly reduced our allocation to energy. We added select holdings on the basis of improving fundamentals and growth prospects, as well as security-specific factors. Some companies were sold due to declining growth catalysts, deteriorating fundamentals or more attractive opportunities elsewhere.

The portfolio’s largest allocations in absolute terms included the information technology, financials and health care sectors. Relative to the S&P 500 Index, the portfolio’s largest overweight allocation was to the information technology sector, and its largest underweight allocation was to energy.

What closing thoughts do you have?

We believe that the Portfolio’s approach to lower-volatility equity exposure is well suited to the environment we see. Even when the stock market advances, we believe volatility is to be expected. The Portfolio seeks to provide a way to capture the upside with potentially reduced participation in the downside. We believe it can serve as the cornerstone of a long-term investment portfolio.

6	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2015 to June 30, 2015, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

7

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2015 and held through June 30, 2015.
Actual Expenses per $1,000*	$7.28
Actual – Ending Balance	$1,011.30

Hypothetical Expenses per $1,000*	$7.30
Hypothetical – Ending Value	$1,017.55

Annualized expense ratio	1.46%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

8	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments    June 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (20.3%)
	Consumer Discretionary (4.2%)
215,000	Jarden Corp.^ 1.125%, 03/15/34	$251,339
320,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	512,195
145,000	Liberty Media Corp. 1.375%, 10/15/23	137,527
150,000	Priceline Group, Inc. 1.000%, 03/15/18	199,657
50,000	Tesla Motors, Inc. 1.250%, 03/01/21	49,079

		1,149,797

	Energy (0.4%)
85,000	Whiting Petroleum Corp.* 1.250%, 04/01/20	93,241

	Financials (1.6%)
	Ares Capital Corp.
135,000	4.750%, 01/15/18	138,789
130,000	5.750%, 02/01/16	132,971
96,000	MGIC Investment Corp. 2.000%, 04/01/20	160,728

		432,488

	Health Care (4.3%)
80,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	127,954
130,000	Cepheid^ 1.250%, 02/01/21	150,032
35,000	Gilead Sciences, Inc. 1.625%, 05/01/16	180,524
125,000	Hologic, Inc.‡ 2.000%, 12/15/37	209,398
350,000	Illumina, Inc. 0.000%, 06/15/19	409,775
69,000	Molina Healthcare, Inc.* 1.625%, 08/15/44	91,534

		1,169,217

	Industrials (1.4%)
85,000	Air Lease Corp. 3.875%, 12/01/18	113,536
250,000	Siemens, AG 1.050%, 08/16/17	267,618

		381,154

	Information Technology (7.6%)
85,000	Euronet Worldwide, Inc.* 1.500%, 10/01/44	94,173
60,000	Fireeye, Inc.* 1.625%, 06/01/35	64,060
55,000	1.000%, 06/01/35	58,826

PRINCIPAL AMOUNT		VALUE
120,000	Intel Corp. 3.250%, 08/01/39	$182,125
110,000	LinkedIn Corp.* 0.500%, 11/01/19	110,663
140,000	Microchip Technology, Inc.* 1.625%, 02/15/25	140,997
170,000	NVIDIA Corp. 1.000%, 12/01/18	195,572
140,000	ON Semiconductor Corp.* 1.000%, 12/01/20	138,852
75,000	Rovi Corp.* 0.500%, 03/01/20	68,833
240,000	Salesforce.com, Inc. 0.250%, 04/01/18	290,782
235,000	SanDisk Corp. 0.500%, 10/15/20	228,286
122,000	ServiceNow, Inc. 0.000%, 11/01/18	143,327
150,000	Twitter, Inc.* 0.250%, 09/15/19	134,575
200,000	Yahoo!, Inc. 0.000%, 12/01/18	205,557

		2,056,628

	Materials (0.8%)
102,000	Cemex, SAB de CV 3.720%, 03/15/20	107,123
102,000	RTI International Metals, Inc. 1.625%, 10/15/19	111,097

		218,220

	TOTAL CONVERTIBLE BONDS (Cost $4,993,263)	5,500,745

CORPORATE BONDS (6.1%)
	Consumer Discretionary (3.2%)
53,000	Dana Holding Corp. 5.500%, 12/15/24	52,569
	DISH DBS Corp.
70,000	5.875%, 07/15/22	69,913
70,000	5.125%, 05/01/20	71,050
140,000	Expedia, Inc. 5.950%, 08/15/20	155,915
200,000	FCA US, LLC 8.250%, 06/15/21	218,125
100,000	Home Depot, Inc. 2.700%, 04/01/23	97,584
140,000	L Brands, Inc. 5.625%, 02/15/22	148,137
25,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	26,441
20,000	PVH Corp. 4.500%, 12/15/22	20,038

		859,772

See accompanying Notes to Schedule of Investments	9

Schedule of Investments    June 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Consumer Staples (0.5%)
135,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	$136,620

	Financials (0.4%)
50,000	Berkshire Hathaway, Inc. 3.000%, 02/11/23	50,200
70,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	74,979

		125,179

	Health Care (0.4%)
65,000	Endo International, PLC* 7.000%, 07/15/19	67,456
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	30,937

		98,393

	Industrials (0.3%)
17,000	Actuant Corp. 5.625%, 06/15/22	17,351
60,000	Icahn Enterprises, LP 4.875%, 03/15/19	60,712

		78,063

	Information Technology (1.1%)
20,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	21,125
65,000	Apple, Inc. 3.450%, 05/06/24	66,294
75,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	73,500
135,000	Google, Inc. 3.375%, 02/25/24	138,469

		299,388

	Materials (0.2%)
65,000	Alcoa, Inc. 5.125%, 10/01/24	66,341

	TOTAL CORPORATE BONDS (Cost $1,661,179)	1,663,756

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (11.7%)
	Consumer Staples (0.3%)
1,650	Tyson Foods, Inc. 4.750%	84,992

	Energy (0.8%)
310	Chesapeake Energy Corp. 5.750%	210,800

	Financials (2.5%)
4,550	Affiliated Managers Group, Inc. 5.150%	274,991

NUMBER OF SHARES		VALUE
2,000	American Tower Corp. 5.250%	$202,970
2,000	Crown Castle International Corp. 4.500%	206,400

		684,361

	Health Care (3.7%)
285	Allergan PLC 5.500%	297,135
13,520	Anthem, Inc. 5.250%	715,208

		1,012,343

	Industrials (1.9%)
1,830	Stanley Black & Decker, Inc. 6.250%	218,227
5,300	United Technologies Corp. 7.500%	303,690

		521,917

	Telecommunication Services (0.6%)
2,300	T-Mobile USA, Inc. 5.500%	155,250

	Utilities (1.9%)
2,800	Dominion Resources, Inc. 6.375%	130,760
2,800	Exelon Corp. 6.500%	127,008
4,000	NextEra Energy, Inc. 5.889%	246,840

		504,608

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,135,300)	3,174,271

COMMON STOCKS (58.8%)
	Consumer Discretionary (6.8%)
430	Amazon.com, Inc.#	186,659
4,565	Home Depot, Inc.	507,309
3,610	Nike, Inc. - Class B	389,952
5,480	Starbucks Corp.	293,810
3,850	Twenty-First Century Fox, Inc.	125,298
3,100	Walt Disney Company	353,834

		1,856,862

	Consumer Staples (6.8%)
9,154	Coca-Cola Company	359,111
2,125	Costco Wholesale Corp.	287,002
6,500	Mondelez International, Inc. - Class A	267,410
2,925	PepsiCo, Inc.	273,020
1,550	Philip Morris International, Inc.	124,264
3,635	Procter & Gamble Company	284,402

10	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments     June 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
3,000	Walgreens Boots Alliance, Inc.	$253,320

		1,848,529

	Energy (4.2%)
1,525	Anadarko Petroleum Corp.	119,042
1,175	Chevron Corp.	113,352
1,200	EOG Resources, Inc.	105,060
3,800	Exxon Mobil Corp.	316,160
4,280	Occidental Petroleum Corp.	332,856
1,665	Schlumberger, Ltd.	143,506

		1,129,976

	Financials (12.2%)
5,945	American International Group, Inc.	367,520
3,000	Arthur J. Gallagher & Company	141,900
8,600	Citigroup, Inc.	475,064
11,000	JPMorgan Chase & Company	745,360
5,154	MetLife, Inc.	288,572
5,300	State Street Corp.	408,100
2,650	T. Rowe Price Group, Inc.	205,985
11,800	Wells Fargo & Company	663,632

		3,296,133

	Health Care (7.4%)
325	Biogen, Inc.#	131,281
1,960	Celgene Corp.#	226,841
4,575	Johnson & Johnson	445,879
6,170	Merck & Company, Inc.	351,258
8,275	Pfizer, Inc.	277,461
2,550	Stryker Corp.	243,703
2,935	Zimmer Biomet Holdings, Inc.	320,590

		1,997,013

	Industrials (7.3%)
1,680	Boeing Company	233,050
4,000	CSX Corp.	130,600
3,850	Delta Air Lines, Inc.	158,158
4,150	Eaton Corp., PLC	280,083
10,900	General Electric Company	289,613
1,350	Honeywell International, Inc.	137,660
700	Lockheed Martin Corp.	130,130
1,300	Northrop Grumman Corp.	206,219
1,400	Union Pacific Corp.	133,518
2,850	United Parcel Service, Inc. - Class B	276,193

		1,975,224

	Information Technology (14.1%)
2,600	Accenture, PLC - Class A	251,628
11,735	Apple, Inc.	1,471,862
5,780	Applied Materials, Inc.	111,092
4,850	Broadcom Corp. - Class A	249,726

NUMBER OF SHARES		VALUE
1,900	Facebook, Inc. - Class A#	$162,954
810	Google, Inc. - Class A#	437,432
3,350	MasterCard, Inc. - Class A	313,158
11,900	Microsoft Corp.	525,385
3,300	Oracle Corp.	132,990
2,750	QUALCOMM, Inc.	172,233

		3,828,460

	TOTAL COMMON STOCKS (Cost $13,045,890)	15,932,197

SHORT TERM INVESTMENT (3.1%)
826,588	Fidelity Prime Money Market Fund - Institutional Class (Cost $826,588)	826,588

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
18,175	Federal Farm Credit Discount Notes 0.000%, 07/23/15	18,175
	Federal Home Loan Bank Discount Notes
39,983	0.000%, 07/31/15	39,983
36,349	0.000%, 08/11/15	36,349
36,349	0.000%, 08/17/15	36,349
38,062	Fidelity Prime Money Market Fund - Institutional Class	38,062
36,352	Morgan Stanley Institutional Liquidity Fund	36,352

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $205,270)	205,270

TOTAL INVESTMENTS (100.8%) (Cost $23,867,490)		27,302,827

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)		(205,270)

LIABILITIES, LESS OTHER ASSETS (0.0%)		(276)

NET ASSETS (100.0%)		$27,097,281

See accompanying Notes to Schedule of Investments	11

Schedule of Investments    June 30, 2015 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank N.A.	European Monetary Unit	07/23/15	7,000	$7,806	$(181)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	European Monetary Unit	07/23/15	45,000	$50,182	$(1,977)
Northern Trust Company	European Monetary Unit	07/23/15	5,000	5,576	18
UBS AG	European Monetary Unit	07/23/15	5,000	5,576	(10)
Northern Trust Company	Mexican Peso	07/23/15	861,000	54,698	2,027

					$58

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Portfolio. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at June 30, 2015.

#	Non-income producing security.

12	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    June 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value (cost $23,867,490)	$27,302,827
Cash with custodian (interest bearing)	2,130
Receivables:
Accrued interest and dividends	62,374
Portfolio shares sold	535
Prepaid expenses	2,755
Unrealized appreciation on forward foreign currency contracts	3,350
Other assets	100,434
Total assets	27,474,405
LIABILITIES
Payables:
Collateral for securities loaned	205,270
Investments purchased	8,932
Portfolio shares redeemed	998
Unrealized depreciation on forward foreign currency contracts	3,473
Affiliates:
Investment advisory fees	17,152
Deferred compensation to trustees	100,434
Financial accounting fees	263
Trustees’ fees and officer compensation	2,061
Other accounts payable and accrued liabilities	38,541
Total liabilities	377,124
NET ASSETS	$27,097,281
COMPOSITION OF NET ASSETS
Paid in capital	$23,202,987
Undistributed net investment income (loss)	(114,627)
Accumulated net realized gain (loss) on investments and foreign currency transactions	573,707
Unrealized appreciation (depreciation) of investments and foreign currency translations	3,435,214
NET ASSETS	$27,097,281
Shares outstanding (no par value; unlimited number of shares authorized)	1,857,193
Net asset value and redemption price per share	$14.59

See accompanying Notes to Financial Statements	13

Statement of Operations    Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Interest	$136,792
Dividends	240,546
Securities lending income	207
Total investment income	377,545

EXPENSES
Investment advisory fees	103,360
Legal fees	28,336
Audit fees	27,634
Printing and mailing fees	14,195
Accounting fees	7,280
Trustees’ fees and officer compensation	5,794
Custodian fees	4,947
Transfer agent fees	4,159
Financial accounting fees	1,586
Other	4,489
Total expenses	201,780
NET INVESTMENT INCOME (LOSS)	175,765

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	762,578
Foreign currency transactions	28,165
Change in net unrealized appreciation/(depreciation) on:
Investments	(618,909)
Foreign currency translations	(18,660)
NET GAIN (LOSS)	153,174
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$328,939

14	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
OPERATIONS
Net investment income (loss)	$175,765	$348,875
Net realized gain (loss)	790,743	2,495,242
Change in unrealized appreciation/(depreciation)	(637,569)	(1,022,040)
Net increase (decrease) in net assets resulting from operations	328,939	1,822,077

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(397,315)	(270,035)
Net realized gains	(441,920)	(2,604,773)
Total distributions	(839,235)	(2,874,808)

CAPITAL SHARE TRANSACTIONS
Issued	1,187,253	2,287,675
Issued in reinvestment of distributions	839,234	2,874,808
Redeemed	(2,166,773)	(4,532,782)
Net increase (decrease) in net assets from capital share transactions	(140,286)	629,701
TOTAL INCREASE (DECREASE) IN NET ASSETS	(650,582)	(423,030)

NET ASSETS
Beginning of period	$27,747,863	$28,170,893
End of period	27,097,281	27,747,863
Undistributed net investment income (loss)	$(114,627)	$(199,399)

CAPITAL SHARE TRANSACTIONS
Shares issued	79,783	146,009
Shares issued in reinvestment of distributions	56,531	191,691
Shares redeemed	(145,656)	(291,465)
Net increase (decrease) in capital shares outstanding	(9,342)	46,235

See accompanying Notes to Financial Statements	15

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation.  The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

16	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of June 30, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011 – 2014 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection with a potential claim to be remote.

17

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $100,434 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2015. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2015.

Note 3 – Investments

The cost of purchases and proceeds from the sale of long-term investments for the period ended June 30, 2015 were as follows:

Cost of purchases	$3,404,233
Proceeds from sales	4,020,265

The following information is presented on a federal income tax basis as of June 30, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

18	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The cost basis of investments for federal income tax purposes at June 30, 2015 was as follows:

Cost basis of investments	$23,880,115

Gross unrealized appreciation	4,083,349
Gross unrealized depreciation	(660,637)

Net unrealized appreciation (depreciation)	$3,422,712

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2015 will be determined at the end of the Portfolio’s current fiscal year.

Distributions for the year ended December 31, 2014 were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$292,005
Long-term capital gains	2,582,803

As of December 31, 2014, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$227,293
Undistributed capital gains	241,910

Total undistributed earnings	469,203
Accumulated capital and other losses	—
Net unrealized gains/(losses)	4,041,441

Total accumulated earnings/(losses)	4,510,644
Other	(106,054)
Paid-in capital	23,343,273

Net assets applicable to common shareholders	$27,747,863

Note 5 – Derivative Instruments

Foreign Currency Risk.  The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. As of June 30, 2015, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

19

Notes to Financial Statements    (Unaudited)

Equity Risk.  The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2015, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts (1)	$3,350	$3,473

	$3,350	$3,473

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of June 30, 2015:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$316	$2,293	$—	$—	$1,977
JPMorgan Chase Bank N.A.	ISDA	—	181	—	—	181
Northern Trust Company	ISDA	3,034	989	—	2,045	—
UBS AG	ISDA	—	10	—	—	10

		$3,350	$3,473	$—	$2,045	$2,168

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

20	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

For the period ended June 30, 2015, the volume of derivative activity for the Portfolio is reflected below:*

DERIVATIVE TYPE
Forward foreign currency contracts	$475,313

*	Activity during the period is measured by opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At June 30, 2015, the Portfolio held fixed income securities valued at $202,966 that were on loan to broker-dealers and banks, which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The Portfolio held collateral in short term investments of $205,270 and reflected a corresponding liability for such collateral of $205,270.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

21

Notes to Financial Statements    (Unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1		LEVEL 2	LEVEL 3		TOTAL
Assets:
Convertible Bonds		$—	$5,500,745		$—	$5,500,745
Corporate Bonds		—	1,663,756		—	1,663,756
Convertible Preferred Stocks		1,973,272	1,200,999		—	3,174,271
Common Stocks U.S.		15,932,197	—		—	15,932,197
Short Term Investment		826,588	—		—	826,588
Investment Of Cash Collateral For Securities Loaned		74,414	130,856		—	205,270
Forward Foreign Currency Contracts		—	3,350		—	3,350

Total		$18,806,471	$8,499,706		$—	$27,306,177

Liabilities:
Collateral For Securities Loaned	$		$205,270	$		$205,270
Forward Foreign Currency Contracts		—	3,473		—	3,473

Total		$—	$208,743		$—	$208,743

22	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.87		$15.48	$14.07	$13.41	$13.88	$12.69
Income from investment operations:
Net investment income (loss)(a)	0.09		0.20	0.20	0.21	0.18	0.21
Net realized and unrealized gain (loss)	0.08		0.84	2.09	0.92	(0.44)	1.23
Total from investment operations	0.17		1.04	2.29	1.13	(0.26)	1.44
Less distributions to common shareholders from:
Net investment income	(0.21)		(0.15)	(0.17)	(0.29)	(0.21)	(0.25)
Net realized gains	(0.24)		(1.50)	(0.71)	(0.18)	—	—
Total distributions	(0.45)		(1.65)	(0.88)	(0.47)	(0.21)	(0.25)
Net asset value, end of period	$14.59		$14.87	$15.48	$14.07	$13.41	$13.88
Total investment return based on:
Net asset value(b)	1.13%		6.84%	16.40%	8.43%	(1.87% )	11.59%
Net assets, end of period (000)	$27,097		$27,748	$28,171	$26,645	$25,105	$26,574
Ratios to average net assets applicable to common shareholders:
Net expenses	1.46%	(c)	1.41%	1.39%	1.35%	1.41%	1.43%
Gross expenses prior to expense reductions and earnings credits	1.46%	(c)	1.41%	1.39%	1.35%	1.41%	1.43%
Net investment income (loss)	1.28%	(c)	1.26%	1.37%	1.46%	1.27%	1.62%
Portfolio turnover rate	13.0%		47.6%	63.8%	44.1%	55.9%	55.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(c)	Annualized.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of June 30, 2015, and the related interim statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Portfolio for the year ended December 31, 2014 and the financial highlights for each of the five years then ended, and in our report dated February 5, 2015, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

August 5, 2015

24	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2015, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2015, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos Investments, LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered trademarks of Calamos Investments, LLC.

KCLSAN 2146 2015

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer

Date: August 5, 2015

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer

Date: August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer

Date: August 5, 2015

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer

Date: August 5, 2015